Exhibit 10(o)

FOURTH AMENDMENT TO

LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGEEEMENT (the "Amendment") is entered into as of the 31st day of December, 2002 by and between THE PROVIDENT BANK, an Ohio banking corporation, One East Fourth Street, Cincinnati, Ohio  45202 (the "Lender"), and LCA-VISION INC., a Delaware Corporation, (the "Borrower") 7840 Montgomery Road, Cincinnati, Ohio 45236.

RECITALS:

A.

Lender and Borrower entered into a Loan Agreement on June 29, 1998 which Loan Agreement has been amended by various letter agreements and by an Amendment to the Loan Agreement dated as of September 30, 1999, and by a Second Amendment to Loan Agreement dated as of November 30, 2001 (as amended, "Loan Agreement").

B.

The parties desire to modify the terms of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, all of which are considered to be a part of this Amendment, and the benefits accruing to the parties hereunder, receipt and sufficiency of which are hereby acknowledged by the parties, it is agreed as follows:

1.

All capitalized terms used herein, unless otherwise defined herein, shall have the same meaning as set forth in the Agreement.

2.

Section 5.25 of the Loan Agreement is hereby deleted and the following substituted therefore:

Tangible Net Worth.  Maintain a minimum consolidated Tangible New Worth plus Subordinated Debt of not less than $30,000,000.

3.

All of the terms and conditions contained in the Loan Agreement and all other loan documents ("Loan Documents") evidencing and securing the indebtedness evidenced by the Loan Agreement ("Indebtedness"), except as modified by this Amendment, shall remain unchanged, unimpaired and in full force and effect.  This Amendment is hereby made a part of the original Loan Agreement as completely as if incorporated verbatim therein.

4.

Borrower acknowledges and unconditionally promises to pay the entire Indebtedness set forth in the Loan Agreement, as amended as set forth herein, and in the Loan Documents.  Borrower reaffirms all covenants and representations set forth in the Loan Agreement and Loan documents as if such covenants and representations were made as of the due hereof.

5.

This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Ohio.  This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of parties hereto.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date first written above.

LENDER:

THE PROVIDENT BANK

By:  /s/ Philip Dober

        Philip Dober

        Vice President

BORROWER:

LCA-VISION INC.

By:  /s/ Alan H. Buckey

Name:  Alan H. Buckey

Title:  CFO